Exhibit 99.1

SolarEdge Announces First Quarter 2020 Financial Results

FREMONT, Calif. — May 6, 2020. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy, today announced its financial results for the first quarter ended March 31, 2020.

First Quarter 2020 Highlights

•	Record revenues of $431.2 million

•	Record revenues from solar products of $407.6 million

•	GAAP gross margin of 32.5%

•	GAAP gross margin from sale of solar products of 34.6%

•	Non-GAAP gross margin from sale of solar products of 35.0%

•	GAAP net income of $42.2 million

•	Non-GAAP net income of $50.7 million

•	GAAP net diluted earnings per share (“EPS”) of $0.81

•	Non-GAAP net diluted EPS of $0.95

•	Record 1.85 Gigawatts (AC) of inverters shipped

“The first quarter of 2020 was an exceptional one with record revenues of more than $430 million,” said Zvi Lando, CEO of SolarEdge. “Despite the challenges triggered by COVID-19 during the quarter, we were able to get products to our customers and satisfy demand. At present, despite many government enforced shut downs, our employees continue to work and operate our business, without any significant interruptions. We are proud of and thankful to our employees who are working relentlessly in this period and to our customers for their continued loyalty.  We are confident that our financial strength, technological leadership and global presence will enable us to come out of this uniquely challenging period even stronger.”

First Quarter 2020 Summary

The Company reported record revenues of $431.2 million, up 3% from $418.2 million in the prior quarter and up 59% from $271.9 million in the same quarter last year.

Record revenues related to the solar business were $407.6 million, up 5% from $389.0 million in the prior quarter and up 61% from $253.1 million in the same quarter last year.

GAAP gross margin was 32.5%, down from 34.3% in the prior quarter and up from 31.7% year over year.

Non-GAAP gross margin was 33.6%, down from 35.5% in the prior quarter and up from 32.8% year over year.

GAAP gross margin for the solar business was 34.6%, down from 37.3% in the prior quarter and up from 33.8% year over year.

Non-GAAP gross margin for the solar business was 35.0%, down from 37.8% in the prior quarter and up from 34.3% year over year.

GAAP operating expenses were $72.2 million, down 22% from $92.7 million in the prior quarter and up 24% from $58.1 million in the same quarter last year.

Non-GAAP operating expenses were $66.3 million, up 5% from $63.1 million in the prior quarter and up 38% from $48.0 million in the same quarter last year.

GAAP operating income was $67.8 million, up 34% from $50.5 million in the prior quarter and up 142% from $28.0 million in the same quarter last year.

Non-GAAP operating income was $78.6 million, down 8% from $85.3 million in the prior quarter and up 91% from $41.2 million in the same quarter last year.

GAAP net income was $42.2 million, down 20% from $52.8 million in the prior quarter and up 122% from $19.0 million in the same quarter last year.

Non-GAAP net income was $50.7 million, down 42% from $87.4 million in the prior quarter and up 54% from $32.9 million in the same quarter last year.

GAAP net diluted earnings per share (“EPS”) was $0.81, down from $1.03 in the prior quarter and up from $0.39 in the same quarter last year.

Non-GAAP net diluted EPS was $0.95, down from $1.65 in the prior quarter and up from $0.64 in the same quarter last year.

Cash flow from operating activities was $107.7 million, up from $83.1 million in the prior quarter and up from $56.5 million in the same quarter last year.

As of March 31, 2020, cash, cash equivalents, bank deposits, restricted bank deposit and marketable securities totaled $558.7 million, compared to $467.5 million on December 31, 2019.

Outlook for the Second Quarter 2020

The evolving impact of, and responses to, the COVID-19 pandemic on economies around the world, including all of the Company’s markets, is unprecedented and makes it difficult to predict with confidence its impact on the Company’s business for the next quarter and the rest of this year.  Please note that the below guidance for next quarter includes the anticipated impact of the COVID-19 pandemic and related public health measures on the Company’s business, at the time of publication.

The Company also provides guidance for the second quarter ending June 30, 2020 as follows:

•	Revenues to be within the range of $305 million to $335 million
•	Gross margin expected to be within the range of 30% to 32%
•	Revenues from solar products to be within the range of $285 million to $315 million
•	Gross margin from sale of solar products expected to be within the range of 32% to 34%

Conference Call

The Company will host a conference call to discuss these results at 4:30 P.M. ET on Wednesday, May 6, 2020. The call will be available, live, to interested parties by dialing 800-479-1004. For international callers, please dial +1 323-794-2598. The Conference ID number is 4132956.  A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by PV systems. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, UPS, electric vehicle powertrains, and grid services solutions. SolarEdge is online at solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; the expected impact of the COVID-19 pandemic and related public health measures on our business, results of operations, financial condition and liquidity;  business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019, filed on February 27, 2020, Current Reports on Form 8-K, our quarterly reports on Form 10-Q and other reports filed with the SEC, noting that many of the risks, uncertainties and other factors identified therein are, and will be, amplified by the COVID-19 pandemic.   All information set forth in this release is as of May 6, 2020.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
Ronen Faier, Chief Financial Officer
+1 510-498-3263
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
+1 617-542-6180
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(In thousands, except per share data)

	Three months ended March 31,
	2020	2019

Revenues	$431,218	$271,871
Cost of revenues	291,210	185,761

Gross profit	140,008	86,110

Operating expenses:

Research and development	36,695	26,199
Sales and marketing	24,253	20,172
General and administrative	16,185	11,691
Other operating income	(4,900)	-

Total operating expenses	72,233	58,062

Operating income	67,775	28,048

Financial expenses, net	16,605	6,151

Income before income taxes	51,170	21,897

Income taxes	8,922	3,922

Net income	$42,248	$17,975

Net loss attributable to Non-controlling interests	-	1,041

Net income attributable to SolarEdge Technologies, Inc.	$42,248	$19,016

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In thousands)

	March 31,	December 31,
	2020	2019

CURRENT ASSETS:
Cash and cash equivalents	$324,072	$223,901
Short-term bank deposits	8,085	5,010
Restricted bank deposits	27,515	27,558
Marketable securities	95,143	91,845
Trade receivables, net of allowances of $4,509 and $2,473, respectively	235,673	298,383
Prepaid expenses and other current assets	66,874	115,268
Inventories, net	198,557	170,798
Total current assets	955,919	932,763

LONG-TERM ASSETS:
Marketable securities	103,863	119,176
Operating lease right-of-use assets, net	37,896	35,858
Property, plant and equipment, net	195,982	176,963
Deferred tax assets, net	17,095	16,298
Intangible assets, net	69,111	74,008
Goodwill	125,520	129,654
Other long-term assets	8,454	9,904
Total long-term assets	557,921	561,861

Total assets	$1,513,840	$1,494,624

CURRENT LIABILITIES:
Trade payables, net	$139,138	$157,148
Employees and payroll accruals	58,894	47,390
Current maturities of bank loans and accrued interest	15,048	15,673
Warranty obligations	70,158	65,112
Deferred revenues and customers advances	30,706	70,815
Accrued expenses and other current liabilities	75,737	80,576
Total current liabilities	389,681	436,714

LONG-TERM LIABILITIES:
Bank loans	-	173
Warranty obligations	116,099	107,451
Deferred revenues	98,134	89,982
Operating lease liabilities	30,336	30,213
Deferred tax liabilities, net	2,202	4,461
Other long-term liabilities	10,970	13,960
Total long-term liabilities	257,741	246,240

STOCKHOLDERS’ EQUITY:

Common stock	5	5
Additional paid-in capital	491,873	475,792
Accumulated other comprehensive loss	(5,390)	(1,809)
Retained earnings	379,930	337,682
Total stockholders’ equity	866,418	811,670

Total liabilities and stockholders’ equity	$1,513,840	$1,494,624

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In thousands)

	Three months ended March 31,
	2020	2019

Cash flows provided by operating activities:
Net income	$42,248	$17,975
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property, plant and equipment	5,004	3,870
Amortization of intangible assets	2,321	1,971
Amortization of premium and accretion of discount on available-for-sale marketable securities, net	120	(59)
Stock-based compensation expenses	12,773	9,704
Deferred income tax benefit, net	(2,859)	(973)
Other expenses, net	235	186
Changes in assets and liabilities:
Inventories, net	(29,004)	964
Prepaid expenses and other assets	49,888	10,885
Trade receivables, net	59,420	(7,379)
Operating lease right-of-use assets and liabilities, net and effect of exchange rate differences	(1,247)	828
Trade payables, net	(17,589)	(21,720)
Employees and payroll accruals	11,821	3,250
Warranty obligations	13,809	14,947
Deferred revenues and customers advances	(31,729)	1,730
Other liabilities	(7,466)	20,271
Net cash provided by operating activities	107,745	56,450

Cash flows from investing activities:
Proceeds from sales and maturities of available-for-sale marketable securities	42,333	44,575
Purchase of property, plant and equipment	(27,053)	(10,620)
Investment in available-for-sale marketable securities	(31,924)	(15,316)
Withdrawal from (investment in) bank deposits	(3,316)	3,813
Withdrawal from (investment in) restricted bank deposits	36	(182)
Business combination, net of cash acquired	-	(39,315)
Net cash used in investing activities	$(19,924)	$(17,045)

Cash flows from financing activities:
Repayment of bank loans	$(15,232)	$(1,003)
Proceeds from bank loans	15,295	51
Proceeds from issuance of shares under stock purchase plan and upon exercise of stock-based awards	3,308	309
Change in Non-controlling interests	-	(1,987)
Other financing activities	(56)	-
Net cash provided by (used in) financing activities	$3,315	$(2,630)

Increase in cash, cash equivalents and restricted cash	91,136	36,775
Cash, cash equivalents and restricted cash at the beginning of the period	223,901	187,764
Effect of exchange rate differences on cash, cash equivalents and restricted cash	9,035	1,939
Cash, cash equivalents and restricted cash at the end of the period	$324,072	$226,478

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except gross profit and per share data)
(Unaudited)

	Reconciliation of GAAP to Non-GAAP Gross Profit
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Gross profit (GAAP)	140,008	143,249	86,110
Stock-based compensation	2,273	2,268	1,354
Cost of product adjustment	313	448	682
Amortization and depreciation of acquired assets	2,356	2,489	1,077
Gross profit (Non-GAAP)	144,950	148,454	89,223

	Reconciliation of GAAP to Non-GAAP Gross Margin
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Gross margin (GAAP)	32.5%	34.3%	31.7%
Stock-based compensation	0.5%	0.5%	0.5%
Cost of product adjustment	0.1%	0.1%	0.2%
Amortization and depreciation of acquired assets	0.5%	0.6%	0.4%
Gross margin (Non-GAAP)	33.6%	35.5%	32.8%

	Reconciliation of GAAP to Non-GAAP Operating expenses
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Operating expenses (GAAP)	72,233	92,721	58,062
Stock-based compensation - R&D	(5,378)	(4,937)	(3,490)
Stock-based compensation - S&M	(3,192)	(3,157)	(2,404)
Stock-based compensation - G&A	(1,930)	916	(2,456)
Amortization and depreciation of acquired assets - R&D	(26)	(30)	(36)
Amortization and depreciation of acquired assets - S&M	(295)	33	(858)
Amortization and depreciation of acquired assets - G&A	(8)	45	----
Acquisition related expenses	----	----	(798)
Assets disposal	----	(56)	----
Other operating income (expenses)	4,900	(22,391)	----
Operating expenses (Non-GAAP)	66,303	63,144	48,020

	Reconciliation of GAAP to Non-GAAP Operating income
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Operating income (GAAP)	67,775	50,528	28,048
Cost of product adjustment	313	448	682
Stock-based compensation	12,773	9,446	9,704
Amortization and depreciation of acquired assets	2,686	2,441	1,971
Acquisition related expenses	----	----	798
Assets disposal	----	56	----
Other operating ( income) expenses	(4,900)	22,391	----
Operating income (Non-GAAP)	78,647	85,310	41,203

	Reconciliation of GAAP to Non-GAAP Financial expenses (income), net
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Financial expenses (income), net (GAAP)	16,605	(11,058)	6,151
Non cash interest	(1,128)	(1,055)	(785)
Currency fluctuation related to lease standard	1,033	(266)	(948)
Amortization and depreciation of acquired assets	(982)	348	----
Financial expenses (income), net (Non-GAAP)	15,528	(12,031)	4,418

	Reconciliation of GAAP to Non-GAAP Tax on income (tax benefit)
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Tax on income (GAAP)	8,922	9,241	3,922
Deferred tax realized (asset)	3,536	1,114	973
Tax on income (Non-GAAP)	12,458	10,355	4,895

	Reconciliation of GAAP to Non-GAAP Net income attributable to Solaredge Technologies Inc.
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Net income attributable to Solaredge Technologies Inc. (GAAP)	42,248	52,778	19,016
Cost of product adjustment	313	448	682
Stock-based compensation	12,773	9,446	9,704
Amortization and depreciation of acquired assets	3,668	2,093	1,971
Acquisition related expenses	----	----	798
Assets disposal	----	56	----
Other operating ( income) expenses	(4,900)	22,391	----
Non cash interest	1,128	1,055	785
Currency fluctuation related to lease standard	(1,033)	266	948
Deferred tax realized (asset)	(3,536)	(1,114)	(973)
Net income attributable to Solaredge Technologies Inc. (Non-GAAP)	50,661	87,419	32,931

	Reconciliation of GAAP to Non-GAAP Net basic earnings per share
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Net basic earnings per share (GAAP)	0.86	1.08	0.40
Cost of product adjustment	0.01	0.01	0.02
Stock-based compensation	0.25	0.20	0.21
Amortization and depreciation of acquired assets	0.08	0.04	0.04
Acquisition related expenses	----	----	0.01
Other operating ( income) expenses	(0.10)	0.46	----
Non cash interest	0.02	0.02	0.02
Currency fluctuation related to lease standard	(0.02)	----	0.02
Deferred tax realized (asset)	(0.07)	(0.02)	(0.02)
Net basic earnings per share (Non-GAAP)	1.03	1.79	0.70

	Reconciliation of GAAP to Non-GAAP Net diluted earnings per share
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Net diluted earnings per share (GAAP)	0.81	1.03	0.39
Cost of product adjustment	0.01	0.01	0.01
Nonvested PSUs	----	(0.01)	----
Stock-based compensation	0.21	0.15	0.17
Amortization and depreciation of acquired assets	0.07	0.04	0.04
Acquisition related expenses	----	----	0.01
Other operating ( income) expenses	(0.09)	0.43	----
Non cash interest	0.02	0.02	0.02
Currency fluctuation related to lease standard	(0.02)	----	0.02
Deferred tax realized (asset)	(0.06)	(0.02)	(0.02)
Net diluted earnings per share (Non-GAAP)	0.95	1.65	0.64

	Reconciliation of GAAP to Non-GAAP No. of shares used in Net diluted earnings per share
	Three months ended
	March 31, 2020	December 31, 2019	March 31, 2019

Number of shares used in computing net diluted earnings per share (GAAP)	52,172,720	50,966,778	47,020,218
Stock-based compensation	1,399,732	1,774,490	4,766,230
Number of shares used in computing net diluted earnings per share (Non-GAAP)	53,572,452	52,741,268	51,786,448